COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------

This COMMON STOCK PURCHASE AGREEMENT (this "Agreement")is made and
                                           ------------
entered into as of February 22, 2001 by and between Chicago Pizza & Brewery, Inc., a California corporation (the "Company "), William H. Tilley ("Tilley"), The Jacmar Companies, a California corporation ("Jacmar"), and BJ Chicago, LLC, a Delaware limited liability company ("BJ Chicago").
Tilley, Jacmar and BJ Chicago are referred to collectively herein as the 'Investors". The Investors and the Company are referred to collectively herein as the "Parties."

WITNESSETH:
-----------

WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, shares of the Company's common stock no par value per share ("Common Stock"),on the tenns and conditions set forth in this
          -----------------
Agreement.

NOW, THEREFORE, in consideration of the pren-fises and the mutual promises herein made, and in consideration of the representations, warranties arid covenants herein contained, the Parties agree as follows:

1.          AGREEMENT TO PURCHASE AND SELL STOCK.
            -------------------------------------

The Company agrees to sell to each of Tilley and Jacmar at the Initial Closing (as defined below), and each of Tilley and Jacmar severally and jointly agrees to purchase from the Company at the Initial Closing, 400,000 shares of the Company's Common Stock (the 'Initial Shares')at a price of $2.50 per share,
                       ----------------------
subject to fulfillment of the conditions set forth at Sections 6.1 and 7.1 below. In addition, upon the request of BJ Chicago, the Company agrees to sell up to an additional 3,200,000 shares of the Company's Common Stock (the "AdditionalShares," and together with the Initial Shares, the "Shares") to BJ
        ---
Chicago at a purchase price of $2.50 per share at the Second Closing (as defined below), subject to fulfillment of the conditions set forth at Section 7.2 below.

2.     CLOSING.
       --------

2.1     Initial Closing. The purchase and sale of the Initial Shares (the
        ---------------
'Initial Closwill take place at the offices of Latham & Watkins, 12636 High
      -------
Bluff Drive, Suite 300, San Diego, CA 92130 at 10:00 a.m. Pacific Time, on April 30, 2001, or if any of the conditions set forth in Section 6.1 (other than conditions with respect to actions the respective Parties will take at the Initial Closing itself) has not been satisfied, a later date selected by Tilley and Jacmar, which date shall be within five business days following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions to occur at the Initial Closing (other than conditions with respect to actions the respective Parties will take at the Initial Closing itself) (such date, the 'Initial Closing Date9'). At the Initial
                                        ---------------------
Closing, the Company will deliver to Tilley and Jacmar a certificate representing 400,000 shares of the Company's Common Stock against delivery by each of Tilley and Jacmar to the Company by wire transfer of same day funds in the amount of One Million Dollars ($ I,WO,WO).

                                        I


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------
Second Closing. The purchase and sale of the Additional Shares (the "Second
--------------                                                      -------
Closingwill take place, if at all, at the offices of Latham & Watkins, 12636
-------
High Bluff Drive, Suite 300, San Diego, CA 92130 at 10:00 a.m. Pacific Time, on
---
a date to be set by BJ Chicago, which shall be not later than a date (the 'Second Closing Date") selected by BJ Chicago, which date shall be no later than
      --------------
the later of (1) August 15, 2001 and (ii) if any of the conditions set forth in
Section 6.2 (other than conditions with respect to actions the respective Parties will take at the Second Closing itself) has not been satisfied prior to August 15, 2001, a later date selected by BJ Chicago, which date shall be within five business days following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions to occur at the Second Closing (other than conditions with respect to actions the respective Parties will take at the Second Closing itself). At the Second Closing, the Company will deliver to BJ Chicago a certificate representing the Additional Shares, against delivery to the Company by wire transfer of same day funds in an amount equal to the number of shares of Common Stock to be purchased multiplied by $2.50 per share.

3.     REPRESENTATIONSAND WARRANTIES OF THE COMPANY.The Company hereby
       ---------------    --------------------------
represents and warrants to the Investors that the statements 'in the following
       --
paragraphs of this Section 3 are true and correct:

3.1     Organization, Good Standing and Qualification TheCompany is a
        -------------------------------------------------
corporation duly organized, validly existing and in good standing under the laws
        --
of the jurisdiction of its incorporation. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, operations, results of operations or ftiture prospects of the Company. The Company is not in default under or in violation of any provision of its charter or bylaws. The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

3.2     AuthorizationAll corporate action on the part of the Company, its
        -------------
officers, directors and shareholders, necessary for the authorization, execution and delivery of this Agreement, the performance of the obligations of the Company at the Initial Closing, the performance of the obligations of the Company under Section 8 hereof and the issuance and delivery of the Initial Shares, has been taken, and all corporate action on the part of the Company, its officers, directors and shareholders necessary for the performance of the obligations of the Company at the Second Closing and the issuance and delivery of the Additional Shares has been taken or will be taken prior to the Second Closing, and this Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (h) the effect of rules of law governing the availability of equitable remedies.

3.3 Valid Issuance of Stock. The Shares have been reserved for issuance and,
    -----------------------
when issued, sold and delivered in accordance with the terms of this Agreement for the consideration providedfor herein, will be duly and validly issued, fully
                      --------
paid and nonassessable and will be free of any hens and free of any restrictions on trarisfer other than restrictions on transfer under applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

3.4     CapitalizationThe entire authorized capital stock of the Company
        --------------
consists of 60,000,000 shares of Common Stock, of which 7,658,321 shares are issued and outstanding. Except as set forth on Schedule 3.4 attached hereto, there are no outstanding or authorized warrants, options, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require the Company to issue, sell or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Company. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of the capital stock of the Company.

3.5     Noncontravention.Neither the execution and delivery of this Agreement,
        -----------------
nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment order, decree, ruling, charge or other restriction of any governmert, governmental agency or court to which the Company is subject or any provision of the charter or bylaws of the Company or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which the Company is bound or to which any of the Company's assets is subject (or result in the imposition of any mortgage, pledge, lien, encumbrance, charge or other security interest upon any of such assets). Except for (i) filings which may be required under local or state laws with respect to liquor licensing and gaming licensing, (ii) the filing of a Form D with the Securities and Exchange Commission, and (iii) filings which may be required under state securities laws, the Company does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

3.6     Reports Filed Under the Securities Exchange Act of1934. The Company has
        --------------------------------------------------
timely filed all reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act"). All such reports filed by the Company in the preceding twelve (12) months contain all statements required to be stated therein in accordance with the 1934 Act and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

3.7     Full Disclosure.The representations and warranties contained in this
        ----------------
Section 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Sectiori 3 not misleading.

4.     REPRESENTATIONSAND WARRANTIES OF THE INVESTORS.Each of the Investors
       ---------------    ----------------------------
hereby represents and warrants to the Company that the statements in the following paragraphs of this Section 4 are true and correct with respect to such
Investor:

4.1       The Investor has all requisite

power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement.

4.2      AuthorizationAll action on the part of the Investor necessary for the
         -------------
authorization, execution and delivery of this Agreement and the performance of all obligations of the Investor hereunder has been taken, and this Agreement has been duly executed and delivered by the Investor and constitutes a valid and legally binding obligation of the Investor, enforceable 'in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

4.3       Purchase for Own Account.The Shares to be purchased by the Investor
          -------------------------
hereunder will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), and the Investor has no present intention of selling or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Shares.

4.4        Accredited the InvestorStatus. The Investor is an "accredited
           -----------------------
investor" within the meaning of Regulation D promulgated under the 1933 Act.

4.5        RestrictedSecurities. The Investor understands that the Shares are
           ----------
characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. The Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as providein
                                                                      -------
Section 8 hereof.

4.6     Due Diligence and NoSolicitation The Investor has had a reasonable
        --------------------
opportunity to conduct comprehensive due diligence and to ask questions of and receive answers from the Company and its officers, and all such questions have been answered to the full satisfaction of the Investor. At no time was the Investor presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising.

4.7     Further Limitations on DispositiWithout in any way limiting the
        --------------------------------
representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Shares unless and until:

(a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(i) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) the Investor shall have furnished the Company at the Investor's expense an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such securities under the 1933 Act; providethat the Company shall not require
                                       -------
an opinion of counsel for routine sales of shares pursuant to Rule 144.

4.8     Legends.It is understood that the certificates evidencing the Shares
        --------
will bear the legends set forth below:

(a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

(b) Any legend required by the laws of the State of California, including my legend required by the California Department of Corporations.

5.          PRE-CLOSING COVENANTS OF THE PARTIES.
            -------------------------------------

The Parties agree as follows with respect to the period between the execution of this Agreement and the Initial Closing or, if applicable, the Second Closing:

5.1 General. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Sections 6 and 7 below).

5.2     Notice of Developments.Each Party will give prompt written notice to the
        -----------------------
other of my material adverse development causing a breach of any of its own representations and warranties in Section 3 or 4 above. No disclosure by my Party pursuant to this Section 5.2, however, shall be deemed to cure any misrepresentation, breach of warranty or breach of covenant.

5.3     Shareholder ApprovalThe Company shall prepare and file with the
        --------------------
Securities and Exchange Commission (the "SEC")and shall provide to each
                                        ------
shareholder entitled to vote at the next meeting of shareholders of the Company, which meeting shall be not later than July 3 1, 200 1, a proxy statement in accordance with Section 14 of the 1934 Act, which has been previously reviewed by the Investors, soliciting each such shareholder's affirmative vote at such shareholder meeting for approval of the Company's issuance of the Additional Shares to the extent required by the rules of the Nasdaq SmallCap Market or such other exchange or quotation system on which the Company's Common Stock is then listed, and the Company shall use its reasonable best efforts to solicit its shareholders' approval of such proposal and, subject to receipt of the fairness opinion and Special Committee approval contemplated by Sections 6.2(f) and 6.2(g) below, cause the Board of Directors of the Company to recommend to the shareholders that they approve such proposal.

6.          CONDITIONS TO THE INVESTORS' OBLIGATIONS AT CLOSING.
            ----------------------------------------------------

6.1     Conditions to the Obligations of Tilley and Jacmar at the Initial
        -----------------------------------------------------------------
Closing. The obligations of Tilley and Jacmar under Section 2 of this Agreement
      -
with respect to the Initial Closing are subject to the fulfillment or waiver, on or before the Initial Closing Date, of each of the following conditions:

(a)     Representations and Warranties True.The representations and warranties
        ------------------------------------
of the Company contained in Section 3 shall be true and correct on and as of the Initial Closing Date with the same effect as though such representations and warranties had been made on and as of the Initial Closing Date.

(b)     Compliance with Covenants.The Company shall have performed and complied
        --------------------------
with all of its covenants hereunder in all material respects through the Initial Closing Date.

(c)     Initial SharesTendered. The Company shall have tendered executed
        --------------
certificates for the Initial Shares.

(d)     No LitigatiNo action, suit or proceeding shall be pending or threatened
        -----------
before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect), or (C) affect adversely the right of the Investors to own the Shares.

(e)     Securities Exemptions.The offer and sale of the Initial Shares to Tilley
        ----------------------
and Jacmar pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirement of the California Corporate Securities Law of 1968 (the "Law") and the registration and/or qualification requirements of all other applicable state securities laws.

(f) Material Adverse Change.From the date hereof through the Initial Closing
    ------------------------
Date, there shall have been no material adverse change in the financial condition, results of operations, properties, business or prospects of the Company.

6.2     Conditions to the Obligations of BJ Chicago at the Second Closin. The
        ----------------------------------------------------------------
obligations of BJ Chicago under Section 2 of this Agreement with respect to the Second Closing are subject to the fulfillment or waiver, on or before the Second Closing Date, of each of the following conditions:

(a)     Representations and WarrantiesTrue. The representations and warranties
        ------------------------------
of the Company contained in Section 3 shall be true and correct on and as of the Second Closing Date with the same effect as though such representations and warranties had been made on and as of the Second Closing Date.

(b)     Compliance with Covenants.The Company shall have performed and complied
        --------------------------
with all of their covenants hereunder in all material respects through the Second Closing Date.

(c)     Additional Shares Tendered.The Company shall have tendered executed
        ---------------------------
certificates for the Additional Shares.

(d)     No LitigationNo action, suit or proceeding shall be pending or
        -------------
threatened before any court or quasi-judicial or administrative agency of any
        -
federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect), or (C) affect adversely the right of the Investors to own the Shares.

(e)     Securities Exemptions.The offer and sale of the Additional Shares to BJ
        ----------------------
Chicago pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirement of the Law and the registration and/or qualification requirements of all other applicable state securities laws.

(f)     Fairness OpinionThe Company shall have received a written opinion letter
        ----------------
from an investment bank or financial advisor addressed to the Special Committee (as defined below) to the effect that the transactions contemplated hereby are fair to the Company and its shareholders fi7om a financial point of view.

Special Committee ApprovalA special committee of the Board of Directors,
--------------------------
comprised solely of disinterested directors (the "Special Committee"),shall have
-------                                          ---------------------
approved the transactions contemplated hereby.

(h)     Shareholder Approval; Nasdaq Limitation.The shareholders of the Company
        ----------------------------------------
shall have approved the issuance and sale by the Company of the Additional Shares, if and to the extent such approval is required by the Nasdaq SmallCap Market or such other exchange or quotation system on which shares of the Company's Common Stock are then traded.

(i)     Material Adverse Change.From the date hereof through the Second Closing
        ------------------------
Date, there shall have been no material adverse change in the financial condition, results of operations, properties, business or prospects of the Company.




                                       7.

          CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING.
          ---------------------------------------------------

7.1 Conditions to the Company's Obligations at the Initial Closing. The
    --------------------------------------------------------------
obligations of the Company to the Investors under this Agreement with respect to
    ----
the initial Closing are subject to the fulfillment or waiver on or before the Initial Closing Date of each of the following conditions:

(a)     Representations and Warranties.The representations and warranties of
        -------------------------------
Tilley and Jacmar contained in Section 4 shall be true and correct on the Initial Closing Date with the same effect as though such representations and warranties had been made on and as of the Initial Closing Date.

(b)     Payment of ConsiderationTilley and Jacmar shall have delivered to the
        ------------------------
Company by wire transfer the purchase price for the Initial Shares in accordance with the provisions of Section 2.

(c)     No LitigationNo action, suit or proceeding shall be pending or
        -------------
threatened before any court or quasi-judicial or administrative agency of any
        -
federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect), or (C) affect adversely the right of the Investors to own the Shares.

(d) Securities Exemptions.The offer and sale of the Initial Shares to Tilley and
    ----------------------
Jacmar pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirements of the Law and the registration and/or qualification requirements of all other applicable state securities laws.

7.2     Conditions to the Company's Obligations at the Second Closin. The
        ------------------------------------------------------------
obligations of the Company to the Investors under this Agreement with respect to the Second Closing are subject to the fulfillment or waiver on or before the Second Closing Date of each of the following conditions:

(a)     Representations andWarranties. The representations and warranties of BJ
        -------------------
Chicago contained in Section 4 shall be true and correct on the Second Closing Date with the same effect as though such representations and warranties had been made on and as of the Second Closing Date.

(b)     Payment of Consideration BJChicago shall have delivered to the Company
        ---------------------------
by wire transfer the purchase price for the Additional Shares in accordance with the provisions of Section 2.

(c)     No LitigationNo action, suit or proceeding shall be pending or
        -------------
threatened before any court or quasi-judicial or administrative agency of any
        -
federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect), or
(C) affect adversely the right of the Investors to own the Shares.

(d) Securities Exemptions.The offer and sale of the Additional Shares to BJ
    ----------------------
Chicago pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirements of the Law and the registration and/or qualification requirements of all other applicable state securities laws.

(e) Fairness OpinionThe Company shall have received a written opinion letter
    ----------------
from an investment bank or financial advisor addressed to the Special Committee to the effect that the transactions contemplated hereby are fair to the Company and its shareholders from a financial point of view.

Special Committee Approval.The Special Committee shall have approved the
---------------------------
transactions contemplated hereby.
-------

(g)     Shareholder Approval; Nasdaq LimitationThe shareholders of the Company
        ---------------------------------------
shall have approved the issuance and sale by the Company of the Additional Shares, if and to the extent such approval is required by the Nasdaq SmallCap Market or such other exchange or quotation system on which shares of the Company's Common Stock are then traded.

8.          REGISTRATION RIGHTS.
            --------------------

The Company and the Investors covenant and agree as follows:

8.1          Definitions. For purposes of this Section 8:

(a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or docurnent;

(b) The term "Registrable Securities" means (i) the Shares and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any wan-ant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares; providehowever, that the foregoing definition shall
                            -------
exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under Section 4(l) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 8. 11 of this Agreement;

The term "SEC" means the Securities and Exchange Commission; and

8.2          Request for Registration
             ------------------------

(a) If the Company shall receive at any time after the Initial Closing, a written request fi7om the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the 1933 Act covering the registration of at least twenty- five percent (25%) of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 8.2(b), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the 1933 Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 9.6.

If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 8.2 and the Company shall include such information in the written notice referred to in subsection 8.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 8.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 8.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; providehowever, that. the number of shares of
                                  -------
Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 8.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provide,
                                                                     -------
however, that the Company may not utilize this right more than once in any twelvemonth period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 8.2:

(i)     After the Company has effected two (2) registrations pursuant to this
Section 8.2 and such registrations have been declared or ordered effective; or

(ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to
Section 8.3 hereof-, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

8.3     Company RegistrationIf (but without any obligation to do so) the Company
        --------------------
proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the 1933 Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 9.6 the Company shall, subject to the provisions of Section 8.7, cause to be registered under the 1933 Act all of the Registrable Securities that each such Holder has requested to be registered.

8.4     Obligations of the Company.Whenever required under this Section 8 to
        ---------------------------
effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or, in the case of a registration pursuant to Section 8.2 that does not involve an underwriting, until such time as the

                                       I I

Holders may freely sell the Registrable Securities covered thereby without registration and without regard to volume or mamer of sale.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 8, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 8, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration stateivent with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

8.5     Furnish Information Itshall be a condition precedent to the obligations
        ----------------------
of the Company to take any action pursuant to this Section 8 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 8.2 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 8.2(a).

8.6          Expenses of Registrati
             ----------------------

(a)     Demand RegistrationAll expenses other than underwriting discounts and
        -------------------
commissions incurred in connection with registrations, filings or qualifications pursuant to Section 8.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be born by the Company; provided, howeverthat the Company shall not be required to pay for any
         -----------------
expenses of any registration proceeding begun pursuant to Section 8.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 8.2; provide further, however, that if
                                             ------------------------
at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 8.2.

(b)     Company RegistrationAll expenses other than underwriting discounts and
        --------------------
commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 8.3 for each Holder (which right may be assigned as provided in Section 8.11), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be born by the Company.

8.7     Underwriting Requirement. In connection with any offering involving an
        ------------------------
underwriting of shares of the Company's capital stock the Company shall not be required under Section 8.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be 'included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall the amount of securities of the selling Holders *included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering. For any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling
                                                                       --------
sharehol" and any pro-rata reduction with respect to such "selling shareholder"
--------
shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

8.8 Delay of RegistrationNo Holder shall have any right to obtain or seek an
    ---------------------
injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 8.

8.9     IndemnificationIn the event any Registrable Securities are included in a
        ---------------
registration statement under this Section 8:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (in) any violation or alleged violation by the Company of the 1933

Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, clain-4 damage, liability, or action; provide, however ' that the indemnity agreement contained in this
        -------
subsection 8.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 89(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provide, however, that the
                                                    -------
indemnity agreement contained in this subsection 8.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, provide, that in no event shall any
                                    -------
indemnity under this subsection 8.9(b) exceed the net proceeds fi7om the offering received by such Holder, except in the case of willful fraud by such Holder.

Promptly after receipt by an indemnified party under this Section 8.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemni6ing party under this Section 8.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provide,
                                                                       -------
however,that an indemnified party (together with all other indemnified parties
--------
which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.9.

(d) If the indemnification provided for in this Section 8.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provide, that in no event shall any contribution by a Holder under this
      -
Subsection 8.9(d) exceed the net proceeds from the offering received by such
      -
Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(D     The obligations of the Company and Holders under this Section 8.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 8, and otherwise.

8.10 Reports Under Securities Exchange Actof 1934. With a view to making
     -------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the 1933 Act
     --
and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the 1934 Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

8.11 Assignment of Registration Rights.The rights to cause the Company to
     ----------------------------------
register Registrable Securities pursuant to this Section I may be assigned (but
     -
only with all related obligations) by a Holder to a transferee or assignee of at least one hundred thousand (100,000) shares of such securities, providethe
                                                                -------
Company is, wit1iin a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provide, further,that such assignment shall be effective only if immediately
    -------  --------
following such transfer the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; providethat all assignees and
                                              -------
transferees who would not qualify individually for assignment of registration rights shall have a single attorney- in- fact for the purpose of exercising any rights, receiving notices or taking any action under Section 8.

     8.12 Limitations on Subsequent Registration Rights          From and after
          ---------------------------------------------
the date of this
Agreement the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 8.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 8.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 8.2.

8.13 Termination of Registration Rights.No Holder shall be entitled to exercise
     -----------------------------------
any right provided for in this Section 8 after such time as Rule 144 or another similar exemption under the 1933 Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

9.          MISCELLANEOUS.
            --------------

9.1     Survival ofWarranties. The representations, warranties and covenants of
        -----------
the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Initial Closing and Second Closing, as the case may be, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company, as the case may be.

9.2     Successors and Assigns.The terms and conditions of this Agreement shall
        -----------------------
inure to the benefit of and be binding upon the respective successors and assigns of the parties.

9.3     GoverningLaw.This Agreement shall be governed by and construed under the
        -------------
internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of law.

9.4     Counterparts.This Agreement may be executed in two or more counterparts,
        -------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.5     Headings.The headings and captions used in this Agreement are used for
        ---------
convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

9.6 Notices. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:

To the Company:          Chicago Pizza & Brewery, Inc.
     16162 Beach Boulevard, Suite 100
     Huntington Beach, CA 92647
     Attention: President
     Telephone: (714) 848-3747
     Facsimile: (714) 848-5587
with a copy to:     Jeffer, Mangels, Butler & Marmaro, LLP
     2121 Avenue of the Stars, Tenth Floor
     Los Angeles, California, CA 90067
     Attn: Steven J. Insel, Esq.
     Telephone: (310) 203-8080
     Facsimile: (310) 203-0567
To the Investors:          At the addresses shown on the signature page hereto

with a copy to: Latham & Watkins 12636 High Bluff Drive, Suite 300 San Diego, CA 92130 Attn: Robert E. Burwell Telephone: (858) 523-5400 Facsimile: (858) 523-5450

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service or ordinary mail), but no such notice, requests, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

9.7     No Finder'sFees. Each Party represents that it neither is nor will be
        -----------
obligated for any finder's or broker's fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless the Investors from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

9.8     Amendments and Waivers.Any term of this Agreement may be amended and the
        -----------------------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors.

9.9     Attorneys' Fees.The Company shall reimburse the Investors for their
        ----------------
reasonable out-of-pocket fees and expenses incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, including without limitation fees and expenses of counsel to the Investors; provided such fees and expenses do not exceed $50,000. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

9.10 Severability          If one or more provisions of this Agreement are held
to be
unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

9.11 Entire Agreement.This Agreement, together with all exhibits and schedules
     -----------------
hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof

9.12 Further Assurances.From and after the date of this Agreement, upon the
     -------------------
request of my of the Investors or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY-     THE INVESTORS:
CHICAGO PIZZA & BREWERY, INC.     BJ CHICAGO, LLC
By:     By: The Jacmar Companies
Name:     Its: Manager
Title:
          By:
          Name:
          Its:
     By: Golden Resorts, Inc.
     Its: Manager
          By:
          Name:
          Its:
     Address: 2200 W. Valley Boulevard
               Alhambra, CA 91803
               Attention: James A. Dal Pozzo
               Telephone: (626) 576-0737

Facsimile:(626) 576-2211

WILLIAM H. TILLEY

William H. Tilley
Address:          2200 Valley Boulevard
     Alhambra, CA 91803
     Telephone: (626) 576-0737

Facsimile:(626) 576-2211

THE JACMAR COMPANIES

By: Name: Its:

Address:          2200 W. Valley Boulevard
     Alhambra, CA 91803
     Attention: James A. Dal Pozzo
     (626) 576-0737
     (626) 576-2211

     22
NSD D0CS\1 191.2 [W97]